UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14A-101)
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

MDU COMMUNICATIONS INTERNATIONAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MDU COMMUNICATIONS INTERNATIONAL, INC.
60-D Commerce Way
Totowa, New Jersey 07512
Tel: (973) 237-9499
Fax: (973) 237-9243

February ___, 2009

Dear Stockholders:

        You are cordially invited to attend the Annual Meeting of Stockholders of MDU Communications International, Inc. to be held at 10:00 a.m. local time on Thursday, April 23, 2009, at 60-D Commerce Way, Totowa, New Jersey 07512.

        In addition to the items set forth in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement, we will report on current activities and will provide you with an opportunity to discuss matters of interest to you as a stockholder.

        We sincerely hope that you will be able to attend our Annual Meeting. However, whether or not you plan to attend, please sign, date, and promptly return the enclosed proxy to us to ensure that your shares are represented.

        On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in MDU Communications International, Inc.

Sincerely,
Sheldon Nelson President and Chief Executive Officer

 MDU COMMUNICATIONS INTERNATIONAL, INC.
60-D Commerce Way
Totowa, New Jersey 07512

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To our Stockholders:

                   The Annual Meeting of Stockholders of MDU Communications International, Inc. (the "Company") will be held at 10:00 a.m. local time on Thursday, April 23, 2009, at 60-D Commerce Way in Totowa, New Jersey for the following purposes:

1.	To elect one director to a two-year term and one director to a three-year term;

2.	To approve the adoption of the 2009 Employee Stock Purchase Plan;

3.	To ratify the selection of JH Cohn LLP as the Company's independent public accountants for the fiscal year ending September 30, 2009; and

4.	To transact any other business that may properly come before the meeting.

Only stockholders of record at the close of business on January 29, 2009 are entitled to notice of, and to vote at, the meeting.

BY ORDER OF THE BOARD OF DIRECTORS,
Totowa, New Jersey February __, 2009	Bradley D. Holmstrom Corporate Secretary

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS, WE URGE YOU TO VOTE AND SUBMIT YOUR PROXY BY TELEPHONE, THE INTERNET OR BY MAIL AS PROMPTLY AS POSSIBLE TO ENSURE THE PRESENCE OF A QUORUM FOR THE MEETING. FOR ADDITIONAL INSTRUCTIONS ON VOTING BY TELEPHONE OR THE INTERNET, PLEASE REFER TO YOUR PROXY CARD. TO VOTE AND SUBMIT YOUR PROXY BY MAIL, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE PRE-PAID ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY, OF COURSE, REVOKE THE PROXY AND VOTE IN PERSON. IF YOU HOLD YOUR SHARES THROUGH AN ACCOUNT WITH A BROKERAGE FIRM, BANK OR OTHER NOMINEE, PLEASE FOLLOW THE INSTRUCTIONS YOU RECEIVE FROM THEM TO VOTE YOUR SHARES.

MDU COMMUNICATIONS INTERNATIONAL, INC.
60-D Commerce Way
Totowa, New Jersey 07512

PROXY STATEMENT
FOR THE
ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of MDU Communications International, Inc. to be voted at our 2008 Annual Meeting of Stockholders to be held at 10:00 a.m. local time on Thursday, April 23, 2009. Stockholders who sign proxies may revoke them at any time before their exercise by delivering a written revocation to our Corporate Secretary, by submission of a proxy with a later date, or by voting in person at the meeting. A written revocation may be delivered by facsimile at (973) 237-9243. These proxy materials are being mailed to our stockholders on or about February __, 2009.

A copy of our Annual Report for the fiscal year ended September 30, 2008 is being mailed concurrently herewith to all stockholders of record at the close of business on January 29, 2009. The Annual Report does not constitute a part of the proxy solicitation material for the Annual Meeting. Stockholders are encouraged to review this information, which is also posted on the investor relations page of our website at www.mduc.com.

VOTING SECURITIES

Only stockholders of record at the close of business on January 29, 2009 are entitled to vote at the Annual Meeting. The total number of shares of common stock that were issued, outstanding and entitled to be voted on the record date was 52,954,284 shares. Each share of common stock is entitled to one vote on all matters to be acted upon at the Annual Meeting. A majority of those shares shall constitute a quorum, which is necessary for the transaction of business at the Annual Meeting. In accordance with applicable law, the election of directors shall be by a plurality of the votes cast and the approval of all other proposals shall be by a majority of the votes cast.

If the beneficial owner of shares that are held of record by a broker does not instruct the broker how to vote the shares, the broker has authority under applicable stock market rules to vote those shares for or against “routine” matters, such as the proposals regarding election of directors (Proposal 1) and ratification of auditors (Proposal 3). Where a matter is not considered routine, such as the proposals regarding the approval of the 2009 Employee Stock Purchase Plan (Proposal 2), the shares held by the broker will not be voted absent specific instruction from the beneficial holder, and will not affect the outcome of the proposal.

SOLICITATION

We will bear the cost of solicitation of proxies, including expenses in connection with preparing and mailing this Proxy Statement. Copies of solicitation materials will be furnished to brokerage houses, nominees, fiduciaries and custodians to forward to beneficial owners of common stock held in their names. We will reimburse brokerage firms and other persons representing beneficial owners of stock for their reasonable expenses in forwarding solicitation materials to the owners. In addition to original solicitation of proxies by mail, our directors, officers and other employees may, without additional compensation, solicit proxies by telephone, facsimile and personal interviews.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

We will deliver only one Proxy Statement to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. We will promptly deliver a separate copy of this Proxy Statement to a stockholder at a shared address to which a single copy of the document was delivered upon oral or written request to:

MDU Communications International, Inc.
Attn: Corporate Secretary
60-D Commerce Way
Totowa, New Jersey 07512
Tel: (973) 237-9499
Fax: (973) 237-9243

Stockholders may also address future requests for separate delivery of proxy statements and/or annual reports by contacting us at the address listed above.

ABOUT THE MEETING

When and where will the meeting be held?

The 2009 Annual Meeting of Stockholders of MDU Communications International, Inc. (together with its subsidiaries, the “Company” or “MDU”) will be held at 10:00 a.m., local time, on Thursday, April 23, 2009, at 60-D Commerce Way, Totowa, New Jersey and at any adjournment(s) thereof (the “Annual Meeting”).

Do I need a ticket to attend the Annual Meeting?

No. The Annual Meeting is open to all stockholders or their authorized representatives.

What are the purposes of the Annual Meeting?

You will be asked to consider and vote upon:

•
The election of one director for a term of two years or until the Annual Meeting of Stockholders for that year or until their respective successor has been elected or appointed, and one director for a term of three years or until the Annual Meeting of Stockholders for that year or until their respective successor has been elected or appointed;

•	To approve the 2009 Employee Stock Purchase Plan;
•	To ratify the Audit Committee’s selection of J.H. Cohn LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2009; and
•	To consider and act upon such other matters as may properly come before the meeting or any adjournment(s) thereof.

The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting. However, if other matters are presented for a vote and you grant a proxy, the persons named as proxy holders, Carolyn Howard and Ted Boyle, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. Additionally, if, for any unforeseen reason, any of our nominees are not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by our Board of Directors.

How many members of the Company’s Board of Directors are there?

The Company’s Articles and By-Laws provide that the Company’s Board of Directors shall consist of such number of directors from two to twelve as shall be determined by the Board of Directors from time to time. The number of directors is currently set at five, and there are four directors currently on the Board, with one vacancy.

Who is entitled to vote?

Only stockholders of record at the close of business on January 29, 2009, the record date for the Annual Meeting (the “Record Date”), are entitled to receive notice of and to participate in the Annual Meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares that you owned on that date.

How many votes can be cast by the holders of our common stock?

On January 29, 2009, the Record Date, there were 52,954,284 shares of the Company’s common stock outstanding. The holders of common stock are entitled to one vote for each share held on the Record Date.

How many votes must be present to hold the meeting?

A quorum of the common stock must be present. A quorum is a majority (more than half) of the outstanding shares eligible to vote on the particular matter present at the meeting or represented by proxy.

How many votes are required for the election of directors?

The affirmative vote of a majority of the voting power of the Company’s common stock present or represented and entitled to vote and voting is required to approve the election of the Company’s nominees for election by those shares of stock. At the Annual Meeting, the holders of common stock are entitled to elect two directors.

How many votes are required for approval of the 2009 Employee Stock Purchase Plan?

The affirmative vote of a majority of the voting power of the Company’s common stock (whether voting or not) is required to approve the 2009 Employee Stock Purchase Plan.

How many votes are required for the ratification of the selection of the independent registered public accounting firm?

The affirmative vote of a majority of the voting power of the Company’s common stock present or represented and entitled to vote and voting is required for the ratification of the appointment of the Company’s independent registered public accounting firm.

How many votes are required for other matters that may properly come before the meeting?

The affirmative vote of a majority of the voting power of the Company’s common stock present or represented and entitled to vote and voting is required for all other routine business that may properly come before the Annual Meeting or any adjournments.

How do I vote?

You may:

•	Vote by marking, signing, dating and returning the enclosed proxy card in the accompanying postage-paid envelope;
•	Vote by telephone or Internet; or
•	Vote in person by attending the Annual Meeting. We will distribute written ballots to any stockholder of record who wishes to vote in person at the Annual Meeting.

What if I return my proxy card and don’t vote on a matter listed on it?

If you return a proxy card without indicating your vote, your shares will be voted FOR the director nominees listed on the proxy card, FOR approval of the 2009 ESPP, FOR ratification of the selection of the auditors, and in the discretion of the person named in the proxy on any other matters that may be properly brought before the meeting.

Can I change my vote?

Yes. Send in a new proxy card with a later date, cast a new vote by Internet, or send a written notice of revocation to the Company’s Secretary at the address on the cover page of this Proxy Statement. If you attend the Annual Meeting and want to vote in person, you can request that your previously submitted proxy not be used. If your shares are held through a broker, bank or other institution in “street name”, you will need to obtain a proxy form from the institution that holds your shares.

What does it mean if I receive more than one proxy card?

If you hold your shares in multiple registrations, or in both registered and street name, you will receive a proxy card for each account. Please sign, date, and return all cards you receive. Only your latest dated proxy for each account will be voted.

Will my shares be voted if I do not sign and return my proxy card?

They could be. If your shares are held in street name and you do not instruct your broker or other nominee how to vote your shares, your broker or nominee may either use its discretion to vote your shares or leave your shares unvoted. If your shares are held in street name, your broker, bank, or nominee will include a voting instruction card with this Proxy Statement. We strongly encourage you to vote your shares by returning your proxy card to your nominee and contact the person responsible for your account to ensure that a proxy card is voted on your behalf.

Who will act as inspector of election?

A representative of Corporate Stock Transfer, our transfer agent, will act as inspector of election at the Annual Meeting. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector of election. The inspector will also determine whether a quorum is present at the Annual Meeting.

The shares represented by the proxy cards received, properly marked, dated, signed, and not revoked, or by shares voted on the Internet, will be voted at the Annual Meeting. If the proxy card specifies a choice with respect to any matter to be acted on, the shares will be voted in accordance with that specified choice. Any proxy card that is returned signed but not marked will be voted FOR each of the Director nominees, FOR the approval of the 2009 Employee Stock Purchase Plan, FOR the ratification of the Audit Committee’s selection of JH Cohn LLP as the Company’s independent registered public accounting firm, and as the proxy holder deems desirable, for any other matters that may properly come before the Annual Meeting. Broker non-votes will not be considered as voting with respect to any matter for which the broker does not have voting authority.

What are abstentions and broker non-votes?

Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for purposes of determining the existence of a quorum. Abstentions are not counted in tabulations of the votes cast on stockholder proposals presented. Broker non-votes will not be counted as votes for or against such proposal. A broker non-vote occurs when a nominee holding shares for a beneficial owner expressly does not vote on a particular matter because the nominee does not have discretionary voting power with respect to the matter and has not received instructions from the beneficial owner.

Who is soliciting my vote?

Your vote is being solicited by and on behalf of the Company’s Board of Directors.

How will my vote be solicited?

Proxies will be solicited by the use of the mails and may also be solicited personally, or by telephone, telecopy or email, by directors, officers and employees of the Company. No directors, officers or employees of the Company will receive additional compensation for soliciting proxies.

The Company will (i) request banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries as record holders to forward the solicitation materials to the beneficial owners of the Company’s common stock, (ii) furnish the number of copies necessary for these record holders to supply the materials to the beneficial holders, and (iii) reimburse the reasonable forwarding expenses incurred by these record holders.

Who pays for the solicitation of my vote?

The Company pays the costs of soliciting your vote, including the costs of preparing, printing and mailing the proxy materials. None of our officers or employees will receive any extra compensation for soliciting you.

When will this Proxy Statement be sent to stockholders?

This Proxy Statement is first being sent to stockholders on or about February __, 2009. A copy of the Company’s Annual Report, which contains financial statements for the year ended September 30, 2008, has also been enclosed in the same mailing with this Proxy Statement.

Can I access the Company’s proxy materials and annual report electronically?

This Proxy Statement and the Company’s 2008 Annual Report are available on the Investor section of its Internet web site at www.mduc.com.

What is “householding” and how does it affect me?

The Securities and Exchange Commission (“SEC”) has adopted a rule concerning the delivery of annual reports and proxy statements that permits the Company, with your permission, to send a single set of these proxy materials to any household at which two or more stockholders reside if the Company believes they are members of the same family. A separate proxy card would still be mailed to each stockholder at the same address. This rule is called “householding” and its purpose is to help reduce printing and mailing costs of proxy materials. The Company has instituted this procedure.

Some brokerage firms have instituted householding. If you and members of your household have multiple accounts holding shares of the Company’s common stock, you may have received householding notification from your broker. Please contact your broker directly if you have questions, require additional copies of this Proxy Statement or our 2008 Annual Report, or wish to receive separate copies of any annual report and proxy statement in the future, or wish to revoke your decision to household. These options are available to you at any time.

PROPOSAL 1
ELECTION OF DIRECTORS

The Board of Directors is divided into three classes serving staggered terms.  If elected, the first class (terms expiring next year) consists of two directors, the second class (terms expiring in two years) consists of one director, and the third class (terms expiring in three years) consists of one director. Each director will hold office until the first meeting of stockholders immediately following expiration of his or her term of office and until their successor is elected and qualified or until a director's earlier resignation or removal. The directors and their terms are set forth below and for this Proposal 1, however, only two directors are currently up for election:

•	J.E. “Ted” Boyle’s term as a Board member expires as of this Annual Meeting. Mr. Boyle is standing for election for an additional two year term to expire in 2011.

•	Carolyn Howard’s term as a Board member expires as of this Annual Meeting. Ms. Howard is standing for election for an additional three year term to expire in 2012.

•	Richard Newman’s term as a Board member does not expire until 2010.

•	Sheldon Nelson’s term as a Board member does not expire until 2010.

Information About Directors. The names of the current Directors and the year in which each first became a director of the Company, their principal occupations and certain other information are as follows:

Terms to Expire as of this 2009 Annual General Meeting

John Edward "Ted" Boyle, 62, joined the Board of Directors in May of 2000. He is currently the President of 3P Networks Inc, an American public company for wireless operations and with licenses in South America. From early 2006 to March of 2007, Mr. Boyle oversaw the launch of cable VoIP telephony at Cable Bahamas in Nassau. From 2002 until 2006 he worked for 180 Connect Inc., North America's largest cable and satellite installation and service contractor and was the president of their $50M per annum cable division. From 1998 to 2001 he was the President and CEO of Multivision (Pvt.) Ltd., the MMDS wireless cable television provider for Sri Lanka. From 1996 -1997 Mr. Boyle was the President and CEO of PowerTel TV, a Toronto based digital wireless cable company. As founding President and CEO of ExpressVu Inc. (1994 -1996), Mr. Boyle was responsible for taking Canada's first Direct-to-Home satellite service from inception to launch. Prior to 1994, Mr. Boyle held executive positions with Tee-Comm Electronics, Regional Cablesystems and Canadian Satellite Communications (Cancom). As the founding officer of Regional Cablesystems at Cancom, and later as Vice-President of Market Development at Regional, he led the licensing and construction, or acquisition, of over 1000 Canadian and American cable systems. He currently sits on two public company boards, Asian Television Network (SAT-TSX-V) and MDU Communications International, Inc. (MDTV: OTCBB).

Carolyn C. Howard, 45, accepted appointment to the Board of Directors in July 2005 and is serving on the Company’s Audit Committee as the independent financial expert. Ms. Howard has been employed by Howard Interests since 1987, a venture capital firm, of which she is a co-founder and manager. Prior to that, Ms. Howard owned and managed a personnel and staffing firm and held a position in banking with a focus on Fannie Mae/Freddie Mac lending. Additionally, she has held positions with securities firms trading and covering institutional accounts. In 1992 through 1997, she acted as CEO and COO of one of New Hampshire’s largest food service and bottled water companies. In 1997, she sold the company to Vermont Pure Springs, Inc., a publicly traded company. Ms. Howard also sits on the board and chairs the audit committee of Video Display Corporation, (VIDE) a publicly traded company. In February 2005, she was named Treasurer to the Jaffrey Gilmore Foundation, a New Hampshire non-profit organization for the arts.

Terms to Expire in 2010

Sheldon B. Nelson, 47, has served as Chief Executive Officer and Chairman of the Board of the Company since November 1998. From 1983 to 1998 he was President of 4-12 Electronics Corporation, a provider of products and services to the Canadian satellite, cable, broadcasting and SMATV industries. In addition to his day-to-day responsibilities during his tenure at 4-12 Electronics, Mr. Nelson developed that company into one of Canada’s largest private cable system operators. Mr. Nelson is a 1983 graduate of Gonzaga University in Spokane, Washington where he graduated from the School of Business Administration, Magna cum Laude, and was the recipient of the School of Business Administrations’ Award of Excellence.

Richard Newman, 57, resides in New York City and is currently a Managing Director for Andlinger and Company, a private equity firm mainly focused on business services, manufacturing and clean technology investment opportunities.  Prior to joining Andlinger, Mr. Newman was a Managing Director at East Wind Advisors, a boutique investment banking firm and a partner at Hart Capital, a private equity firm.  In addition to his most recent private equity experience noted above, Mr. Newman has 20 years of experience in various financial advisory and operating roles.  He holds an MBA from the Stanford University Graduate School of Business, a Master of Arts from the Stanford University School of Education and a Bachelor of Arts degree from Brown University.

CURRENT BOARD OF DIRECTORS AND COMMITTEES

Board of Directors Meetings and Committees.   All Board members are expected to attend our Annual Meeting of Stockholders and to attend 75% of all regular board and committee meetings. All of the then-current board members attended the last Annual Meeting of Stockholders. During the fiscal year ended September 30, 2008, there were four regularly scheduled meetings and four conference calls of the Board of Directors. Each director attended at least 75% of the total number of meetings of the Board of Directors and committees on which the director served. The Board of Directors has three standing committees: the Audit Committee, the Compensation Committee, and the Corporate Governance and Nominating Committee.

Audit Committee.    The Board of Directors has adopted a charter governing the duties and responsibilities of the Audit Committee. The principal functions of the Audit Committee include:

•	overseeing the integrity of the Company’s financial statements and its compliance with related legal and regulatory requirements;

•	monitoring the adequacy of the Company’s accounting and financial reporting, and its internal controls and processes for financial reporting; and

•	overseeing the Company’s relationship with its independent auditors, including appointing, evaluating, and reviewing the compensation of the independent auditors; and

Current members of the Audit Committee include Mr. Newman (Chair) and Ms. Howard. Ms. Howard qualifies as an "audit committee financial expert" as defined by the SEC. All members of the Audit Committee are “independent” as defined by Rule 4200 of the National Association of Securities Dealers (“NASD”). Each member is an “outside director” as defined in Section 162(m) of the Internal Revenue Code and a “non-employee director” as defined in Rule 16b-3 under the Securities Exchange Act of 1934. The Audit Committee met four times during the fiscal year ended September 30, 2008, for approval and filing of the Company's reports and other matters. The report of the Audit Committee is provided below.

Compensation Committee.    The Board of Directors has adopted a charter governing the duties and responsibilities of the Compensation Committee. The principal functions of the Compensation Committee include:

•
reviewing and making recommendations to the Board of Directors regarding all forms of salary, bonus and stock compensation provided to executive officers, the long-term strategy for employee compensation, the types of stock and other compensation plans to be used by the Company and the shares and amounts reserved thereunder;

•	overseeing the overall administration of the Company’s equity-based compensation and stock option plans; and

•	addressing such other compensation matters as may from time to time be directed by the Board of Directors.

Current members of the Compensation Committee include Mr. Boyle (Chair) and Mr. Newman. All members of the Audit Committee are "independent” as defined by Rule 4200 of the NASD. Each member is an “outside director” as defined in Section 162(m) of the Internal Revenue Code and a “non-employee director” as defined in Rule 16b-3 under the Securities Exchange Act of 1934. In addition, there are no Compensation Committee interlocks between the Company and other entities involving the Company's executive officers and directors who serve as executive officers of such entities. None of our executive officers have served as members of a compensation committee or a board of directors of any other entity that has an executive officer serving on the Compensation Committee of our Board of Directors or as a member of our Board of Directors. The Compensation Committee met twice during fiscal year 2008. The report of the Compensation Committee is provided below.

Corporate Governance and Nominating Committee.  The Board of Directors has adopted a charter governing the duties and responsibilities of the Corporate Governance and Nominating Committee. Overall, the Corporate Governance and Nominating Committee ensures that the Company has the best management processes in place to run the Company legally, ethically and successfully in order to increase the value of all assets. The principal functions of the Corporate Governance and Nominating Committee are:

•	assisting the Board of Directors in identifying, evaluating, and nominating candidates to serve as members of the Board of Directors;

•	recommending to the Board of Directors the director nominees for the next annual meeting of stockholders;

•
reviewing and making recommendations to the Board of Directors regarding the composition, operations of the Board, and the continuing qualifications of incumbent directors, including any changes to a director's primary activity;

•	reviewing and making recommendations to the Board of Directors regarding corporate governance policies and ethical conduct; and

•
reviewing annually and making recommendations to the Board as to whether each non-management director is independent as defined by Rule 4200 of the NASD and otherwise qualified in accordance with applicable law or regulation.

Current members of the Corporate Governance and Nominating Committee are Ms. Howard (Chair), Mr. Boyle and Mr. Nelson. All members of the Audit Committee, except Mr. Nelson, are "independent” as defined by Rule 4200 of the NASD. Additionally, each member is an “outside director” as defined in Section 162(m) of the Internal Revenue Code and a “non-employee director” as defined in Rule 16b-3 under the Securities Exchange Act of 1934, both with the exception of Mr. Nelson. The Corporate Governance and Nominating Committee also seeks to ensure that the Company retains and maintains a qualified “audit committee financial expert.” The Corporate Governance and Nominating Committee met one time during fiscal year 2008.

The Corporate Governance and Nominating Committee generally identifies potential nominees based upon suggestions by our outside directors, members of management, or stockholders, and then evaluates the candidates based upon various factors, including:

•	a reputation for honesty and integrity beyond question;

•	an understanding of business and financial affairs and the complexities of a business organization;

•	a proven record of competence and accomplishments through leadership in industry, education, the professions or government;

•	a genuine interest in representing all of the stockholders and the interest of the Company overall;

•	an understanding of our business and industry; and

•	strategic thinking and willingness to share ideas, network of contacts, and diversity of experience.

The Corporate Governance and Nominating Committee uses these and other criteria to evaluate potential nominees and does not evaluate proposed nominees differently depending upon who has made the proposal.

The Corporate Governance and Nominating Committee will consider and make recommendations to the Board of Directors regarding any stockholder recommendations for candidates to serve on the Board of Directors. However, it has not adopted a formal process for that consideration because it believes that the informal consideration process has been adequate given the historical absence of those proposals. If a stockholder wishes to suggest a candidate for committee consideration, the stockholder should send the name of the recommended candidate for director, together with pertinent biographical information, a document indicating the candidate’s willingness to serve if elected, and evidence of the nominating stockholder’s ownership of Company stock, to the attention of Corporate Secretary, 60-D Commerce Way, Totowa, NJ 07512 at least six months prior to the 2010 Annual Meeting of Stockholders to ensure time for meaningful consideration.

Compensation of Directors. Each director who is not an employee or full time consultant of the Company receives compensation of $1,500 per month and an attendance fee of $2,000 per in-person meeting, plus out-of-pocket expenses for each Board meeting attended. The Chairman of the Board and the financial expert on the Company’s Audit Committee each receive an additional $5,000 per year. The Chairperson of the Audit Committee receives an additional $4,000 per year and the Chairpersons of the Compensation and Corporate Governance Committees each receive an additional $2,000 per year in compensation.

Directors also receive grants of stock options as part of their compensation package. Mr. Boyle was previously granted a five-year option to purchase 100,000 shares of common stock as compensation for two years of Board service. These options were at an exercise price of $0.33 per share and have been exercised.  In 2004, Mr. Boyle received an additional five-year option to purchase 100,000 shares of common stock as compensation for two additional years of Board service. These options are at an exercise price of $1.28 per share and have not been exercised.  In 2005, Ms. Howard was granted a five-year option to purchase 100,000 shares of common stock as compensation for two years of Board service. These options were at an exercise price of $1.83 per share. Ms. Howard turned these options back into the Company for no consideration in 2008 and they were cancelled.

Directors also receive grants of restricted stock as additional compensation.  Mr. Boyle was granted 40,000 shares of restricted common stock for his service from May 2005 through May 2007. On June 28, 2007, Mr. Boyle and Ms. Howard were each granted 20,000 shares of restricted common stock for their service from May 2007 through May 2008. On January 8, 2008, Mr. Newman was granted 20,000 shares of restricted common stock for his service on the Board from December 2007 through December 2008. On May 28, 2008, Mr. Boyle and Ms. Howard were granted 30,000 shares of restricted stock for their service through May 2009, and Mr. Newman was granted 18,335 shares of restricted stock.

The table below sets forth, for each non-employee director the amount of cash compensation paid and the value of stock options or shares received for his or her service during fiscal 2008:

Non-Employee Director	Fees Earned or Paid in Cash ($)	Stock Awards (1) ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
J.E. “Ted” Boyle	26,000	12,000	-	-	-	38,000
Douglas Hooper(3)	13,000	-	-	-	-	13,000
Carolyn Howard	26,000	12,000	-	-	-	38,000
Richard Newman	19,000	14,734(2)	-	-	-	33,734

_____________________

(1)
The amounts shown in this column represent compensation expense recognized for financial reporting purposes during fiscal 2008 in accordance with SFAS 123R, with the exception that estimated forfeitures related to service-based vesting were disregarded in these amounts. Assumptions used in the calculation of this amount for purposes of our financial statements are included in Note 10 of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2008.

(2)	$7,334 of this amount for restricted common stock was accrued in fiscal 2007 but not issued until fiscal 2008.

(3)	Mr. Hooper retired from the Board in June 2008.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION
OF MR.  BOYLE AND MS. HOWARD TO THE BOARD OF DIRECTORS.

PROPOSAL 2
APPROVAL OF THE ADOPTION OF
THE 2009 EMPLOYEE STOCK PURCHASE PLAN

The Board of Directors is asking stockholders to approve the adoption of the MDU Communications International, Inc. 2009 Employee Stock Purchase Plan (“2009 ESPP”). The plan was approved by the Board of Directors on January 21, 2009. It replaces the MDU Communications International, Inc. 2001 Employee Stock Purchase Plan, under which all reserved shares have been issued and which has since expired. The Board of Directors and management believe that the adoption of the 2009 ESPP is necessary to provide eligible Company employees with a convenient means to acquire an equity interest in the Company, enhance their sense of participation in the business of MDU Communications and provide an incentive for continued employment.

In the following paragraphs we summarize the principal features of the 2009 ESPP, as it is proposed to be adopted. This summary is qualified in its entirety by references to the full text of the 2009 ESPP, which is set forth as an appendix to this Proxy Statement. A copy of the 2009 ESPP has been filed with the SEC in connection with this Proxy Statement. Stockholders who wish to obtain a copy of the 2009 ESPP may do so by written request to the Corporate Secretary at MDU Communications’ headquarters at 60-D Commerce Way, Totowa, NJ 07512.

General

On October 23, 2001, the Board of Directors adopted the MDU Communications International, Inc. 2001 Employee Stock Purchase Plan (“2001 ESPP”) and reserved 2,000,000 shares. The 2001 ESPP was approved by the stockholders on March 26, 2002. On July 2, 2004, the stockholders approved an additional 800,000 shares to be reserved for the 2001 ESPP. The 2001 Employee Stock Purchase Plan has now expired and all reserved shares under it have been issued.

On January 21, 2009, the Board of Directors adopted the MDU Communications International, Inc. 2009 ESPP, in all material respects identical to the 2001 ESPP and reserved 1,500,000 shares of common stock for issuance under it. No shares have yet been issued under the 2009 ESPP.

Key Terms of the 2009 ESPP

The 2009 ESPP, including the right of participants to make purchases under the 2009 ESPP, is intended to qualify as an “Employee Stock Purchase Plan” under the provisions of Section 423 of the Internal Revenue Code, or the “Code”. The provisions of the 2009 ESPP shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code. The 2009 ESPP is not a qualified deferred compensation plan under Section 401(a) of the Code, and is not subject to the provisions of ERISA.

Purpose. The purpose of the 2009 ESPP is to provide Company employees, including the employees of any subsidiaries or parent entities designated by the Board of Directors, with a convenient means to acquire an equity interest in MDU Communications through payroll deductions, to enhance those employees’ sense of participation in our business, and to provide an incentive for continued employment.

Administration.  The 2009 ESPP is administered by the Compensation Committee of the Board of Directors. All questions of interpretation or application of the 2009 ESPP are determined by the Compensation Committee and its decisions are binding upon all participants in the 2009 ESPP.

Eligibility.  Generally, any employee, including an executive officer, who is employed by the Company or any designated subsidiary, six months prior to the beginning of an offering period for at least 20 hours per week and more than five months in a calendar year, is eligible to participate in the 2009 ESPP. The following employees are not eligible to participate in the 2009 ESPP:

•
individuals who provide services to the Company or designated subsidiaries as independent contractors and who have been reclassified as a common law employees for any reason other than for federal income and employment tax purposes;

•
employees who, together with any other person whose stock would be attributed to such employee pursuant to Section 424(d) of the Code, own stock or hold options to purchase stock possessing five percent or more of the total combined voting power or value of all classes of Company stock or the stock of any designated subsidiary; and

•
employees who, as a result of being granted an option under the 2009 ESPP with respect to an offering period, would own stock or hold options to purchase stock possessing five percent or more of the total combined voting power or value of all classes of Company stock or the stock of any designated subsidiary.

Limitations on Shares to Be Purchased.  The 2009 ESPP imposes certain limitations upon a participant’s rights to acquire shares under the 2009 ESPP, including the following:

•	purchase rights granted to a participant may not permit the individual to accrue the right to purchase Company common stock at an annual rate of more than $25,000;

•	a participant may not purchase shares exceeding 50% of that participants eligible compensation (excluding bonus amounts); and

•	in its discretion, the Compensation Committee may impose limits on the amount of shares participants may purchase on any single purchase date.

Furthermore, if, on a purchase date, the contributions for purchase on such date exceed the value of the number of shares then available for sale on such date (determined using the price at which such shares are to be purchased), then a proportionate allocation of the available shares shall be made in as uniform and as equitable a manner as is practicable.

Enrollment in the 2009 ESPP.  Eligible employees may become participants in the 2009 ESPP by completing a subscription agreement authorizing payroll deductions at least five days prior to the applicable offering date. Once an employee becomes a participant in an offering period, the employee will automatically participate in the immediately succeeding offering period unless the employee withdraws or is deemed to withdraw from the 2009 ESPP, or terminates further participation in the offering period by delivering a written notice at least 5 days prior to the end of an offering period.

Offering Periods.  The 2009 ESPP is primarily implemented through consecutive three-month offering periods, with a new offering period commencing on January 1, April 1, July 1, and October 1 of each year and ending on the business day immediately preceding the start of the next offering period. The first such offering period will commence on April 1, 2009.

Purchase Price.  The purchase price at which shares are sold under the 2009 ESPP is 85% of the fair market value of a share of Company common stock at the beginning of the offering period or on the purchase date, whichever is lower (but in no event less than the par value of a share of common stock). Because the Company’s common stock is currently traded on Over-the-Counter Bulletin Board, its fair market value on a purchase date shall be the closing price on such date.

Payment of the Purchase Price; Payroll Deductions.  The payroll deductions accumulated during the offering period are applied to the purchase of the shares on the purchase date. The deductions may not be less than 1% or greater than 50% of a participant’s eligible compensation. Deductions are made in one percent increments. Eligible compensation includes, but is not limited to, base salary, wages, commissions, overtime, and shift premiums, provided, however, that any election by a participant to reduce regular cash compensation under Sections 125 or 401(k) of the Code shall be treated as if the participant had not made such election. Payroll deductions may be made for 100% of a Company bonus amount.

Payroll deductions commence on the first payday following the first day of the offering period and continue at the same percentage rate until the end of the offering period unless sooner altered or terminated. No interest accrues on the payroll deductions of a participant in the 2009 ESPP. At any time during the offering period, a participant may discontinue or decrease his or her payroll deductions without withdrawing amounts previously contributed; however, the change becomes effective for the next payroll period commencing more than 15 days after receipt of the authorization and will continue for the remainder of the offering period unless changed. A participant may change his or her payroll deductions only once at the beginning of a purchase period. A participant may increase or decrease the rate of payroll deductions for any subsequent offering period by filing a new authorization for payroll deductions not later than 5 days before the beginning of such offering period.

All payroll deductions received or held by the Company under the 2009 ESPP may be used by the Company for any corporate purpose, and the Company is not obligated to segregate such payroll deductions. Until the shares are issued, participants only have the rights of an unsecured creditor.

Grant of Options; Purchase of Stock.  As of the first day of each offering period, each participant is granted an option to purchase shares of Company common stock, exercisable at the conclusion of the purchase period. The exact number of shares is determined by dividing such participant’s accumulated payroll deductions during the offering period by the option purchase price determined as described above, subject to the limitations set forth in the 2009 ESPP.

Amendment and Termination of the 2009 ESPP.  The Board of Directors may, at any time or from time to time, amend or terminate the 2009 ESPP, except that such termination shall not affect options previously granted nor, generally, make any change in an option previously granted that adversely affects the rights of any participant. Approval by the Company stockholders is necessary for any amendment that increases the number of shares issuable under the 2009 ESPP or changes the designation of the employees (or class of employees) eligible for participation in the 2009 ESPP.

The 2009 ESPP will continue for seven years or until the earlier of termination by the Board of Directors or issuance of all of the shares reserved for issuance under the 2009 ESPP.

U.S. Tax Consequences

The following is a general summary as of the date of this Proxy Statement of the United States federal income tax consequences to the Company and participants in the 2009 ESPP. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances.

The 2009 ESPP and the right of participants to make purchases under the 2009 ESPP are intended to qualify under the provisions of Section 423 of the Code. Under these provisions, no income will be taxable to a participant at the time of grant of the option or the purchase of shares. A participant may become liable for tax upon disposition of the shares acquired, as follows.

If the shares are sold or disposed of, including by way of gift, at least two years after the offering date (the first day of the offering period during which shares were purchased) and more than one year after the date on which shares were transferred to the employee, and if the price at which the shares were purchased is less than the fair market value of the shares on the offering date, then the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price of the shares subject to the option, referred to as the “option price,” or (b) 85% of the fair market value of the shares on the offering date, will be treated as ordinary income to the participant. If the foregoing holding period requirements are met, but the price at which the shares were purchased is not less than the fair market value of the shares on the offering date, then there will be no ordinary income to the participant. The employee’s basis of the option stock will be increased by the amount of the compensation income recognized. Any further gain or loss upon such disposition will be treated as long-term capital gain or loss. If the shares are sold and the sales price is less than the option price, there is no ordinary income and the participant has a capital loss for the difference.

If the shares are sold or disposed of before the expiration of the holding periods described above, then the excess of the fair market value of the shares on the date of option exercise over the option price will be treated as ordinary income to the participant. This excess will constitute ordinary income in the year of sale or other disposition even if no gain is realized on the sale or a gratuitous transfer of the shares is made. The basis of the option stock will be increased by the amount of the compensation income recognized. Any further gain or loss recognized in connection with any such sale or exchange will be treated as capital gain or loss and will be treated as short-term capital gain or loss if the shares have been held less than one year.

If shares are sold or disposed of before the expiration of the statutory holding periods, the Company is generally entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant in connection with such sale or disposition.

The foregoing summary of the effect of federal income taxation upon the participant and the Company with respect to the shares purchased under the 2009 ESPP does not purport to be complete. Reference should be made to the applicable provisions of the Internal Revenue Code. In addition, the summary does not discuss the tax implications of a participant’s death or the provisions of the income tax laws of any municipality, state, or foreign country in which the participant may reside.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE
2009 EMPLOYEE STOCK PURCHASE PLAN

PROPOSAL 3
RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has selected JH Cohn LLP as independent public accountants for the Company for the fiscal year ending September 30, 2009. JH Cohn is one of the 25 largest accounting firms in the United States with a professional staff of over 400. JH Cohn's main office is based in the New Jersey area. Although not required to be voted upon by the stockholders, the Board of Directors deems it appropriate for the selection to be submitted for ratification by the stockholders. If the stockholders do not ratify the selection of JH Cohn LLP, the selection of other independent public accountants will be considered by the Board of Directors, although the Board of Directors would not be required to select different independent public accountants for the Company. The Board of Directors retains the power to select another firm as independent public accountants for the Company to replace a firm whose selection was ratified by the stockholders in the event the Board of Directors determines that the best interest of the Company warrants a change of its independent public accountants. A representative of JH Cohn LLP will be available at the Annual Meeting to respond to appropriate questions from stockholders.

JH Cohn LLP has served as the Company's Principal Accountant since January 1, 2002. Their fees billed to the Company for the past two fiscal years are set forth below:

	Fiscal year ended September 30, 2008	Fiscal year ended September 30, 2007
Audit Fees	$166,471	$131,111
Audit Related Fees	—	—
Tax Fees	$46,070	35,168
All Other Fees	$27,553	$—

Audit Committee Pre-Approval Policy

All audit and non-audit services to be performed for the Company by its independent auditor must be pre-approved by the Audit Committee, or a designated member of the Audit Committee, to assure that the provision of such services do not impair the auditor’s independence. The Audit Committee has delegated interim pre-approval authority to the Chairman of the Audit Committee. Any interim pre-approval of service is required to be reported to the Audit Committee at the next scheduled Audit Committee meeting. The Audit Committee does not delegate its responsibility to pre-approve services performed by the independent auditor to management.

The engagement terms and fees for annual audit services are subject to the pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions, and fees resulting from changes in audit scope or other matters. All other audit services not otherwise included in the annual audit services engagement must be pre-approved by the Audit Committee.

Audit-related services are services that are reasonably related to the performance of the audit or review of the Company’s financial statements or traditionally performed by the independent auditor. Examples of audit-related services include employee benefit and compensation plan audits, due diligence related to mergers and acquisitions, attestations by the auditor that are not required by statute or regulation, and consulting on financial accounting/reporting standards. All audit-related services must be specifically pre-approved by the Audit Committee.

The Audit Committee may grant pre-approval of other services that are permissible under applicable laws and regulations and that would not impair the independence of the auditor. All of such permissible services must be specifically pre-approved by the Audit Committee

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE
SELECTION OF JH COHN LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE COMPANY FOR FISCAL YEAR 2009.

OTHER MATTERS

The Board of Directors is not aware of any other matters to be presented for stockholder action at the annual meeting. However, if other matters do properly come before the meeting or any adjournments or postponements thereof, the Board of Directors intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

OWNERSHIP OF SECURITIES

The following table sets forth information with respect to beneficial ownership of our outstanding common stock (only outstanding voting security) as of January 27, 2009 by each person or group known to the Company to be the beneficial owner of more than 5% of the Company’s common stock based upon Forms SC 13G and Forms SC 13G/A filed with the Securities and Exchange Commission:

Name and Address of Beneficial Owner of Common Stock	Amount of Beneficial Ownership	Percent of Class

Ronald Ordway 1868 Tucker Indust. Rd., Tucker, GA 30084	13,192,857	25.62%

SC Fundamental, et al. 747 Third Ave., New York, NY 10017	2,842,000	5.5%

The following table sets forth information with respect to beneficial ownership of our outstanding common stock (only outstanding voting security) as of January 27, 2009, including; (i) each executive officer named in the Summary Compensation; (ii) each of the Company’s directors, and; (iii) all of the Company’s executive officers and directors as a group:

Name and of Beneficial Owner of Common Stock	Amount and Nature of Beneficial Ownership	Percent of Class
Sheldon B. Nelson [1]	1,759,099	3.2
Patrick Cunningham [2]	798,665	1.4
Brad Holmstrom [3]	586,499	1.0
Carmen Ragusa, Jr. [4]	289,476	0.5
Joe Nassau [5]	305,707	0.5
J.E. (Ted) Boyle [6]	240,000	0.4
Richard Newman	130,658	0.2
Carolyn Howard	291,000	0.5
All executive officers and directors as group (8 persons)	3,977,278	7.7 [7]

(1)
Includes 972,916 shares held of record by 567780 BC Ltd., a British Columbia Canada corporation wholly owned by the Sheldon Nelson Family Trust whose trustees are Sheldon Nelson and his sister, Nicole Nelson, 750,076 shares held personally and 36,107 exercisable options, within the next sixty days, to purchase shares of common stock.

(2)	Includes 698,112 shares of common stock and 100,553 exercisable options, within the next sixty days, to purchase shares of common stock.
(3)	Includes 446,452 shares of common stock and 140,047 exercisable options, within the next sixty days, to purchase shares of common stock.
(4)	Includes 195,592 shares of common stock and 93,887 exercisable options, within the next sixty days, to purchase shares of common stock.
(5)	Includes 222,650 shares of common stock and 83,057 exercisable options, within the next sixty days, to purchase shares of common stock.
(6)	Includes 140,000 shares of common stock and 100,000 exercisable options.
(7)	Based on 53,657,935 shares, which includes 52,954,284 outstanding shares on January 27, 2009, and the above mentioned 703,651 options.

EXECUTIVE OFFICERS

Our executive officers serve at the discretion of the Board. The names of our executive officers and their ages, titles, and biographies as of January 27, 2009 are set forth below:

Executive Officers	Age	Position(s)
Sheldon Nelson	47	President, Chief Executive Officer and Director
Patrick Cunningham	40	Vice President, Sales and Marketing
Brad Holmstrom	43	General Counsel and Corporate Secretary
Carmen Ragusa, Jr.	60	Vice President, Finance and Administrations
Joe Nassau	50	Vice President, Operations

Sheldon Nelson, President.  Mr. Nelson, 47, has served as President, Chief Executive Officer and Chairman of the Board of the Company since November 1998. Mr. Nelson relinquished his title of Chairman of the Board in June of 2007. From 1983 to 1998 he was President of 4-12 Electronics Corporation, a provider of products and services to the Canadian satellite, cable, broadcasting and SMATV industries. In addition to his day-to-day responsibilities during his tenure at 4-12 Electronics, Mr. Nelson developed that company into one of Canada’s largest private cable system operators. Mr. Nelson is a 1983 graduate of Gonzaga University in Spokane, Washington where he graduated from the School of Business Administration, Magna cum Laude, and was the recipient of the School of Business Administrations’ Award of Excellence.

Patrick Cunningham, Vice President of Sales and Marketing. Mr. Cunningham, 40, has been a Vice President with the Company since 2000.  He has over fifteen years of management experience focused on the telecommunications industry. Mr. Cunningham was formerly the Vice President of Distribution and Sales for SkyView World Media. At SkyView, he was responsible for the distribution, sales, marketing and technical service of the SkyView products. SkyView was one of the leading private providers of television services to the MDU and ethnic communities with over 100,000 subscribers nationwide. SkyView was the largest Master Systems Operator for DIRECTV and a leading producer and distributor of foreign language television programming. Prior to SkyView, and after some time as a maintenance manager with Schnieder National, Inc., Mr. Cunningham was an Officer in the U.S. Army where he served as a Battalion Communications Officer and an M1A1 Tank Platoon Leader. Mr. Cunningham has a Bachelor of Science from Union College in Schenectady, NY where he majored in Industrial Economics.

Brad Holmstrom, General Counsel and Corporate Secretary. Mr. Holmstrom, 43, has been with the Company since 2000 serving as the Company’s legal counsel. Prior to joining the Company, Mr. Holmstrom was partner in the Kansas City, Missouri office of the law firm Shughart Thomson & Kilroy, PC.

Carmen Ragusa, Jr., Vice President of Finance and Administration. Mr. Ragusa, 60, has been with the Company since 2004. He is a CPA, holds an MBA and brought to the Company over twenty-five years of experience in both the public and private sectors of the manufacturing and construction industry, with the last ten years in a senior financial capacities of Vice President of Finance and Chief Financial Officer in privately held corporations with $40 to $50 million in recurring annual revenue. Mr. Ragusa has experience not only in the management of all aspects of accounting and finance departments, but has made significant contributions in the areas of business development, financial stability and has assisted in the implementation of operational strategies that support business development and financial objectives.

Joe Nassau, Vice President of Operations.  Mr. Nassau, 50, has been with the Company since June 2005 and is responsible for leading and managing the Company’s Call Center (sales, customer support and tech support), Subscriber Lifecycle Process Management, Subscriber Operational Support Systems, Training, Dispatch, and Back Office operations.  He brings over twenty years of experience in the pay television and broadband industries in a variety of functional and operational management roles.  In particular, he led and managed the integration, growth and operation of HBO’s satellite television call center and back office operations in Chicago that supported sales and service for over 1 million subscribers.  He also held key leadership roles in the successful planning, launch, and deployment of Galaxy Latin America’s DIRECTV services in Latin America, as well as the highly successful launch of EarthLink’s High-Speed Internet Service throughout Time Warner Cable’s network nationwide.  Mr. Nassau holds a BA in Communications from Fordham University and an MBA in Decision and Information Sciences from the University of Florida.  He also served as an Infantry Officer in the Unites States Army.

EXECUTIVE COMPENSATION

Overview.  Our Compensation Committee has responsibility for establishing, monitoring and implementing our compensation program. The Compensation Committee designs its policies to attract, retain and motivate highly qualified executives. It compensates our executive officers (Mr. Sheldon Nelson, Mr. Patrick Cunningham, Mr. Brad Holmstrom, Mr. Carmen Ragusa, Jr. and Mr. Joe Nassau (collectively, “Executives”)) through a combination of base salary, incentive bonus payments and stock options and grants, designed to be competitive with comparable employers and to align each Executive’s compensation with the long-term interests of our stockholders.

What Our Compensation Program is Designed to Reward.  The Compensation Committee focuses on long-term goals of the business and designs rewards programs that recognize business achievements it believes are likely to promote sustainable growth. The Committee believes compensation programs should reward Executives who take actions that are best for the long-term performance of the Company while delivering positive annual operating results.

Our compensation decisions are driven by a pay-for-performance philosophy, which takes into account performance by both the Company and the individual. In setting base salary for the Executives, the Compensation Committee takes into account each Executive’s previous experience. However, the Company does not structure its other compensation elements based upon individual Executive performance and achievement of individual objectives. Rather, compensation for the Executives is generally based upon overall Company performance metrics, as discussed below.

To supplement its decision making, the Committee has the authority to retain an independent compensation consultant to provide data, analysis and counsel as necessary.

Role of the Chief Executive Officer in Compensation Decisions.  Our CEO is required to provide to the Committee annual reviews of the performance of each Executive, other than himself, whose performance is reviewed by the Committee. The Committee considers these evaluations and the recommendations of our CEO in determining adjustments to base salaries, cash and equity incentive awards for our Executives. The Committee may exercise its discretion in modifying any recommended adjustments or awards to Executives. The Compensation Committee itself reviews the performance of the CEO.

The Committee considers the CEO’s recommendations regarding the compensation of Executives on a number of qualitative and quantitative factors including the Company’s performance during the last fiscal year and rates of compensation for similar public and private companies. Specifically, the Committee considers: (i) overall financial, strategic and operational Company performance; (ii) individual performance; (iii) market data; and (iv) certain additional factors within the Committee’s discretion.

Elements of Our Executive Compensation Plan and How It Relates to Our Objectives.  The Committee believes that compensation paid to Executives should be closely aligned with the performance of the Company on both a short-term and long-term basis, and that such compensation should assist the Company in attracting and retaining key executives critical to its long-term success. Currently, the Compensation Committee uses short-term compensation (salary and incentive bonus payment) and long-term compensation (equity incentive awards) to achieve its goal of driving sustainable growth. The Committee uses its judgment and experience in determining the mix of compensation. Base salary and incentive bonus payments are determined and paid annually and are designed to reward current performance. To that end, it is the view of the Committee that the compensation packages for Executive officers should consist of three principal components:

•	annual base salary;

•	annual incentive bonus, the amount of which is dependent on both Company and individual performance during the prior fiscal year; and

•
long-term incentive compensation, currently delivered in the form of stock options and/or bonus grants that are designed to align executive officers’ interests with those of stockholders by rewarding outstanding performance and providing long-term incentives.

Employment Agreements. The Company has entered into employment agreements with each of the Executives as described below:

Sheldon Nelson. The Company has a Management Employment Agreement with its Chief Executive Officer, Sheldon Nelson, with a current annual salary of $275,000 terminable by the Company upon four (4) weeks notice and a termination payment equal to twenty-four (24) months salary. Upon a change in control, either party may terminate the Agreement with the Company paying a termination payment equal to thirty-six (36) months salary.

Patrick Cunningham. The Company has a Management Employment Agreement with its Vice President of Sales and Business Development, Patrick Cunningham, with a current annual salary of $189,000 terminable by the Company upon four (4) weeks notice and a termination payment equal to twelve (12) months salary. Upon a change in control, either party may terminate the Agreement with the Company paying a termination payment equal to twenty four (24) months salary.

Brad Holmstrom. The Company has a Management Employment Agreement with its General Counsel, Brad Holmstrom, with a current annual salary of $175,000 terminable by the Company upon four (4) weeks notice and a termination payment equal to four (4) months salary. Upon a change in control, either party may terminate the Agreement with the Company paying a termination payment equal to twelve (12) months salary.

Carmen Ragusa, Jr. The Company has a Management Employment Agreement with its Vice President of Finance and Administration, Carmen Ragusa, Jr., with a current annual salary of $176,000 terminable by the Company upon four (4) weeks notice and a termination payment equal to four (4) months salary. Upon a change in control, either party may terminate the Agreement with the Company paying a termination payment equal to twelve (12) months salary.

Short-Term Compensation.

Base Salary. This element is important in attracting Executives and provides a secure base of cash compensation. Base salary is initially negotiated into each Executive’s Management Employment Agreement. Increases are not preset and take into account the individual’s performance, responsibilities of the position, experience and the methods used to achieve results, as well as external market practices. At the end of the year, the CEO evaluates Executive performance in light of Company objectives. Base salary compensates each Executive for the primary responsibilities of his position and level of experience and is set at levels that we believe enable us to attract and retain talent.

Management Incentive Bonus Plan. The Company utilizes cash and stock bonuses as an incentive to promote achievement of individual and Company performance goals on a quarterly and annual basis. Actual awards are based on Company and individual performance. Company performance is determined at the end of the year based on business results versus preset business objectives, annual financial performance goals and our strategic performance initiatives.  Depending on the Executive’s responsibilities, performance is set and measured at the corporate level or a combination of corporate or operating level, as appropriate. Individual performance is determined based on performance of the individual in light of his objectives. The Compensation Committee may also take into account additional considerations that it deems fundamental.

For fiscal 2009, under the Management Incentive Bonus Program, Executives can earn an equivalent amount of up to 35% of their annual salary (100% for the CEO) which can be payable in Company common stock, cash or a combination thereof.   The Compensation Committee reserves the right to award additional bonuses for extraordinary events related to performance during the year.  The Bonus Program is based and paid in accordance with the achievement of the business and operating goals of the Company, both quantitative and qualitative, as determined by the Compensation Committee.  Quarterly quantitative goals are based on criteria such as subscriber growth, revenue growth, EBITDA growth, acquisition cost containment, upgrade completion and Borrowing Base capacity.  This portion of the bonus is paid quarterly and based on a percentage of salary, three (3%) percent for the first quarter and four (4%) percent for the remaining three quarters for a total maximum quantitative bonus of 15% of salary.  The qualitative bonus is worth up to 20% of the Executives base salary and is awarded at the year end. Current year qualitative performance criteria include HDTV property upgrade fulfillment, penetration rate increases, creation of new revenue from properties, accretive asset acquisitions, non-core asset sales at premium subscriber valuations, and other metrics such as strategic partner initiatives, VOIP launch, etc.

For fiscal 2008, the Compensation Committee met in December and reviewed the Executives performance against performance goals using the fiscal 2008 results and the other criteria set forth above. The Compensation Committee relied to a large extent on the CEO’s evaluations of each Executive’s performance. The Compensation Committee itself reviewed the performance of the CEO. The Compensation Committee did not award Executives the full annual incentive bonus payments, since only certain of the pre-established targets were met. Of these awards, one-half was paid in cash and one-half in shares of Company common stock. The annual Management Incentive Bonus Plan payments and the percentage of target opportunity for each Executive, that were earned for fiscal 2008, are set forth below.

•	Mr. Nelson received a bonus of $228,250 in December 2008, which represented 83% of his target bonus opportunity (100% of salary), paid in cash.

•	Mr. Cunningham received a bonus of $55,755 in December 2008, which represented 84% of his target bonus opportunity (35% of salary), paid 35% in cash and 65% in shares of Company common stock.

•	Mr. Ragusa received a bonus of $51,920 in December 2008, which represented 84% of his target bonus opportunity (35% of salary), paid 35% in cash and 65% in shares of Company common stock.

•	Mr. Nassau received a bonus of $45,725 in December 2008, which represented 84% of his target bonus opportunity (35% of salary), paid 35% in cash and 65% in shares of Company common stock.

•	Mr. Holmstrom received a bonus of $51,652 in December 2008, which represented 84% of his target bonus opportunity (35% of salary), paid 35% in cash and 65% in shares of Company common stock.

Additional Short Term Compensation (Bonus Payment). In January 2009, the Compensation Committee reviewed the performance of certain Executives related to the sale of a certain number of assets to CSC Holdings. The Compensation Committee believed that these Executives went above and beyond their normal duties and closed a successful transaction that was beneficial to the Company, without the involvement of third parties.  This one-time incentive bonus earned in fiscal 2009, is set forth below.

•	Mr. Nelson received a bonus of $27,810 in January 2009, paid in shares of Company common stock.

•	Mr. Cunningham received a bonus of $83,430 in January 2009, paid 50% in cash and 50% in shares of Company common stock.

•	Mr. Ragusa received a bonus of $9,270 in January 2009, paid 50% in cash and 50% in shares of Company common stock.

•	Mr. Holmstrom received a bonus of $37,080 in January 2009, paid 50% in cash and 50% in shares of Company common stock.

Long-Term Compensation.

Long-term performance-based compensation of Executive officers takes the form of stock option awards from the 2001 Stock Option Plan and occasional stock awards from the 2001 Employee Stock Purchase Plan or restricted shares of common stock. The Committee continues to believe in the importance of equity ownership for all executive officers and certain management for purposes of incentive, retention and alignment with stockholders. The long-term incentive compensation is intended to motivate Executives to make stronger business decisions, improve financial performance, focus on both short-term and long-term objectives and encourage behavior that protects and enhances the long-term interests of our stockholders.

Under their Management Employment Agreements, Executives are entitled to receive stock options to purchase shares of common stock of the Company, at a purchase price equal to the fair market value of a share of the Company’s common stock on the date of grant. Stock options will generally vest based on these Executives’ continued employment with the Company over a period of (3) years. In fiscal 2008, the Company granted 390,000 options to Executives at an exercise price of $0.45 per share (see Outstanding Cumulative Equity Awards Table).

The Company also provides retirement benefits to all employees, including limited matching contributions, under the terms of its tax-qualified 401(k) defined contribution plan. The Executive officers participate in the plan on substantially the same terms as our other participating employees. We believe that these benefits are comparable to those provided by comparable companies.

Severance Benefits.

Severance is considered by the Company and our Executives to be an integral part of the overall compensation package. We provide severance to the Executives as a means to attract and retain individuals with superior ability and managerial talent. We believe that providing the Executives with severance payments upon certain terminations of employment and a change in control are key retention tools that assist us with remaining competitive, furthering our goal of attracting and retaining key executives with superior ability and managerial talent, and protecting our competitive position.

We have entered into certain agreements that may require us to make certain payments to certain Executives in the event of a termination of employment or a change of control. The following tables and narrative disclosure summarize the potential payments to each Executive assuming that one of the events listed in the tables below occurs.

Named Executive Officer	Payments upon a termination by the Company without cause(1)	Payments upon a termination by the Company without cause or by the Executive upon a change in control(1)
Sheldon Nelson	$550,000	$825,000
Patrick Cunningham	$189,000	$378,000
Brad Holmstrom	$58,333	$175,000
Carmen Ragusa, Jr.	$58,666	$176,000

(1)	Does not assume any pro-rata portion of target bonus for fiscal year 2009.

SUMMARY COMPENSATION

The following summary compensation table sets forth certain information concerning compensation for services rendered in all capacities awarded to, earned by or paid to our Chief Executive Officer and our four other most highly compensated executive officers, who were serving as executive officers at the end of our fiscal year ended September 30, 2008.

SUMMARY COMPENSATION TABLE FOR FISCAL YEAR ENDED SEPTEMBER 30, 2008

Name and Principal Position	Fiscal Year	Annual Salary	Stock Awards(1)	Bonus	All Other Compensation	Total
Sheldon Nelson, CEO	2008	$275,000	$14,429	$228,250	$-	$516,679
	2007	$275,000	$24,000	$45,375	$30,000(2)	$374,375

Patrick Cunningham, Vice President	2008	$189,000	$-	$55,755	$-	$244,755
	2007	$175,000	$-	$13,125	$-	$188,125

Brad Holmstrom, General Counsel	2008	$175,000	$-	$51,625	$-	$226,625
	2007	$175,000	$-	$13,125	$-	$188,125

Carmen Ragusa, Vice President	2008	$176,000	$-	$51,920	$-	$227,920
	2007	$170,000	$-	$12,750	$-	$182,750

Joe Nassau, Vice President	2008	$155,000	$4,565	$45,725	$-	$205,290
	2007	$155,000	$9,334	$11,625	$-	$175,959

(1)
Represents the dollar amount recognized for financial statement reporting purposes for fiscal 2008, in accordance with FAS 123(R). Assumptions used in the calculation of this amount are included in Note 4 to our audited financial statements included in our Annual Report on Form 10-K for the year ended September 30, 2008.

(2)	Living allowance of $2,500 per month during the calendar year 2007 only in lieu of other compensation.

OUTSTANDING CUMULATIVE EQUITY AWARDS AT SEPTEMBER 30, 2008

The following table provides a summary of equity awards outstanding at September 30, 2008 for each of our named executive officers:

Executive Officer	Option Expiration Date	Option Exercise Price ($)	Number of Securities Underlying Options (#) Exercisable	Number of Securities Underlying Options (#) Unexercisable
Sheldon Nelson,	10/20/11	.75	31,940	18,060
Chief Executive Officer

Patrick Cunningham,	12/5/09	1.35	50,000	0
VP of Sales and Marketing	10/20/11	.75	15,970	9,030
	11/30/12	.45	25,000	65,000

Bradley Holmstrom,	12/5/09	1.35	75,000	0
General Counsel	10/20/11	.75	15,970	9,030
	11/30/12	.45	36,160	93,840

Carmen Ragusa, Jr.,	10/20/11	.75	54,304	30,696
VP of Finance and Admin.	11/30/12	.45	25,000	65,000

Joe Nassau	10/20/11	.75	47,918	27,082
VP of Operations	11/30/12	.45	22,222	57,778

OTHER BUSINESS

As of the date of this Proxy Statement, management knows of no other business that will be presented for action at the Annual General Meeting. If any other business requiring a vote of the stockholders should come before the meeting, the persons named in the enclosed form of proxy will vote or refrain from voting in accordance with their best judgment.

COMMITTEE REPORTS

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933 and the Securities Exchange Act of 1934 that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Compensation Committee Report and Audit Committee Report shall not be incorporated by reference in any such filings.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the “Executive Compensation” section of this Proxy Statement with MDU Communication’s management. Based on that review and those discussions, the Compensation Committee recommended to the Board of Directors that the “Executive Compensation” section be included in this Proxy Statement.

Respectfully submitted,
COMPENSATION COMMITTEE

Richard Newman (Chair)
J.E. “Ted” Boyle

Audit Committee Report

The Audit Committee of the Board of Directors has reviewed and discussed with management and the independent auditor the audited consolidated financial statements of MDU Communications International, Inc. as of and for the fiscal year ended September 30, 2008.

The Audit Committee discussed with the independent auditor matters required to be discussed by Statement on Auditing Standards No. 61, entitled “Communication with Audit Committees,” as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

The Audit Committee has received and reviewed the written disclosures from the independent auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent auditor that firm’s independence.

Based upon the Audit Committee’s discussion with management and the independent auditor and the Audit Committee’s review of the representations of management and the report of the independent auditor to the Audit Committee, the Audit Committee approved the inclusion of the audited consolidated financial statements referred to above in MDU Communications International, Inc.’s Annual Report on Form 10-K for the fiscal year ended September 30, 2008 filed with the United States Securities and Exchange Commission.

Respectfully submitted,
AUDIT COMMITTEE

Richard Newman (Chair)
Carolyn Howard

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Audit Committee of the Board of Directors is responsible for review, approval, or ratification of “related-person transactions” between the Company or its subsidiaries and related persons. Under SEC rules, a related person is a director, officer, nominee for director, or 5% stockholder of the company since the beginning of the last fiscal year, and the immediate family members of these persons. The Audit Committee determines whether any such transaction constitutes a “related-person transaction” and may approve, ratify, rescind, or take other action with respect to the transaction in its discretion. On October 15, 2006, the Company entered into a Consulting Agreement with Howard Interests for business advisory services, the principal of which is the spouse of Board member Carolyn Howard. The Consulting Agreement is a month to month agreement with a monthly payment required initially of $5,000 that increased to a monthly payment of $7,500 as of April, 2008.  This Agreement was still in effect as of January 27, 2009.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the securities laws of the United States, the Company’s directors and officers, and any persons who own more than 10% of the Company’s common stock, are required under Section 16(a) of the Securities Exchange Act of 1934 to file initial reports of ownership and reports of changes in ownership with the SEC. Specific due dates have been established by the SEC, and the Company is required to disclose in this Proxy Statement any failure to file by those dates. The Company files Section 16(a) reports on behalf of its directors and executive officers to report their initial and subsequent changes in beneficial ownership of common stock. Based solely upon its review of the copies of such reports for fiscal year 2008 as furnished to MDU Communications and representations from its directors and officers, the Company believes that all directors, officers, and greater-than-10% beneficial owners have made all required Section 16(a) filings on a timely basis for such fiscal year.

CODE OF ETHICS

The Board of Directors has adopted a Code of Ethics that applies to all directors, officers, and executives of MDU Communications, as required by applicable securities laws. A copy of the Company’s Code of Ethics is posted on our Internet website at www.mduc.com.

STOCKHOLDER PROPOSALS FOR 2010 ANNUAL MEETING

Stockholder proposals intended to be presented at MDU Communications International, Inc.’s 2010 Annual Meeting of Stockholders must be received by the Company at its principal executive offices no later than October 1, 2009, in order to be included in the Company’s proxy materials relating to that meeting. Under Rule 14a-8 of the Securities and Exchange Commission, stockholder proposals intended for inclusion in next year's Proxy Statement must be directed to the Corporate Secretary at MDU Communications International, Inc., 60-D Commerce Way, Totowa, New Jersey 07512. Any stockholder proposal for next year's annual meeting submitted after October 2, 2009 will not be considered filed on a timely basis

STOCKHOLDER COMMUNICATIONS

We do not have a formal process by which stockholders may communicate directly with members of our Board of Directors. We believe that an informal process, in which any communication sent to the Board of Directors in care of the Chief Executive Officer or Corporate Secretary is generally to be forwarded to the Board of Directors, serves the needs of the Board and our stockholders. All stockholder communications that are received by the Chief Executive Officer or Corporate Secretary for the Board’s attention are forwarded to the Board. Any communications to the Board of Directors should be sent to it in care of Corporate Secretary, MDU Communications International, Inc., 60-D Commerce Way, Totowa, New Jersey 07512.

In addition, copies of MDU Communications International, Inc.’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, as filed with the SEC, are available without charge. For copies of those reports, and for further information about the Company, contact Investor Relations, MDU Communications International, Inc., 60-D Commerce Way, Totowa, New Jersey 07512 or visit our Internet website a www.mduc.com.

By Order of the Board of Directors,
Totowa, New Jersey February __, 2009	Bradley D. Holmstrom Corporate Secretary

APPENDIX A
MDU COMMUNICATIONS INTERNATIONAL, INC.
2009 EMPLOYEE STOCK PURCHASE PLAN

The following constitute the provisions of the 2009 Employee Stock Purchase Plan (the “Plan”) of MDU Communications International, Inc. (the "Company").

1.           Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Parents or Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Code. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2.           Definitions. As used herein, the following definitions shall apply:

(a) "Administrator" means either the Board or a committee of the Board that is responsible for the administration of the Plan as is designated from time to time by resolution of the Board.

(b)    "Applicable Laws" means the legal requirements relating to the administration of employee stock purchase plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to participation in the Plan by residents therein.

(c) "Board" means the Board of Directors of the Company.

(d)    "Change in Control" means a change in ownership or control of the Company effected through the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities.

(e) "Code" means the Internal Revenue Code of 1986, as amended.

(f) "Common Stock" means the common stock of the Company.

(g) "Company" means MDU Communications International, Inc., a Delaware corporation.

(h)    "Compensation" means an Employee's base salary, overtime, bonus and annual award and other incentive payments from the Company or one or more Designated Parents or Subsidiaries, including such amounts of base salary as are deferred by the Employee (i) under a qualified cash or deferred arrangement described in Section 401(k) of the Code, or (ii) to a plan qualified under Section 125 of the Code. Compensation does not include reimbursements or other expense allowances, fringe benefits (cash or noncash), moving expenses, deferred compensation, contributions (other than contributions described in the first sentence) made on the Employee's behalf by the Company or one or more Designated Parents or Subsidiaries under any employee benefit or welfare plan now or hereafter established, and any other payments not specifically referenced in the first sentence.

(i) "Corporate Transaction" means any of the following transactions:

(1) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

(2)    the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company's subsidiary corporations) in connection with complete liquidation or dissolution of the Company;

(3)    any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger; or

(4)    acquisition by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities (whether or not in a transaction also constituting a Change in Control), but excluding any such transaction that the Administrator determines shall not be a Corporate Transaction.

(j) "Designated Parents or Subsidiaries" means the Parents or Subsidiaries which have been designated by the Administrator from time to time as eligible to participate in the Plan.

(k)    "Effective Date" means the April 1, 2009. However, should any Designated Parent or Subsidiary become a participating company in the Plan after such date, then such entity shall designate a separate Effective Date with respect to its employee-participants.

(l)    "Employee" means any individual, including an officer or director, who is an employee of the Company or a Designated Parent or Subsidiary for purposes of Section 423 of the Code. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the individual's employer. Where the period of leave exceeds ninety (90) days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the ninety-first (91st) day of such leave, for purposes of determining eligibility to participate in the Plan.

(m) "Enrollment Date" means the first day of each Offer Period.

(n) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

(o) "Exercise Date" means the last day of each Purchase Period.

(p) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

(1)    where there exists a public market for the Common Stock, the Fair Market Value shall be (i) the closing price for a Share on the date of the determination (or, if no closing price was reported on that date, on the last trading date on which a closing price was reported) on the stock exchange determined by the Administrator to be the primary market for the Common Stock or the NASDAQ National Market, whichever is applicable or (ii) if the Common Stock is not traded on any such exchange or national market system, the average of the closing bid and asked prices of a Share on the Over the Counter Bulleting Board on the date of the determination (or, if no such prices were reported on that date, on the last date on which such prices were reported), in each case, as reported in such source as the Administrator deems reliable; or

(2)    in the absence of an established market of the type described in (1), above, for the Common Stock, and subject to (3), below, the Fair Market Value thereof shall be determined by the Administrator in good faith.

(q) "Offer Period" means an Offer Period established pursuant to Section 4 hereof.

(r) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

(s) "Participant" means an Employee of the Company or Designated Parent or Subsidiary who is actively participating in the Plan.

(t) "Plan" means this 2009 Employee Stock Purchase Plan.

(u)    "Purchase Period" means a period of three months, commencing on January 1, April 1, July 1 and October 1 of each year and terminating on the next following March 31, June 30, September 30 and December 31, respectively.

(v) "Purchase Price" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock at the beginning of the Purchase Period or on the Exercise Date, whichever is lower.

(w)    "Reserves" means the sum of the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

(x) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.           Eligibility.

(a) General. Any individual who is an Employee on a given Enrollment Date shall be eligible to participate in the Plan for the Offer Period commencing with such Enrollment Date.

(b)    Limitations on Grant and Accrual. Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (taking into account stock owned by any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Parent or Subsidiary, or (ii) which permits the Employee's rights to purchase stock under all employee stock purchase plans of the Company and its Parents or Subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the Fair Market Value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time. The determination of the accrual of the right to purchase stock shall be made in accordance with Section 423(b)(8) of the Code and the regulations thereunder.

(c)    Other Limits on Eligibility. Notwithstanding Subsection (a), above, the following Employees shall not be eligible to participate in the Plan for any relevant Offer Period: (i) Employees whose customary employment is 20 hours or less per week; (ii) Employees whose customary employment is for not more than 5 months in any calendar year; (iii) Employees who have been employed for fewer than six consecutive calendar months; and (iv) Employees who are subject to rules or laws of a foreign jurisdiction that prohibit or make impractical the participation of such Employees in the Plan.

4.           Offer Periods.

(a)    The Plan shall be implemented through overlapping or consecutive Offer Periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated in accordance with Section 19 hereof. The maximum duration of an Offer Period shall be twenty-seven (27) months. Initially, the Plan shall be implemented through overlapping Offer Periods of twenty-four (24) months' duration commencing April 1, 2009.

(b)    A Participant shall be granted a separate option for each Offer Period in which he or she participates. The option shall be granted on the Enrollment Date and shall be automatically exercised in successive installments on the Exercise Dates ending within the Offer Period.

(c)    Except as specifically provided herein, the acquisition of Common Stock through participation in the Plan for any Offer Period shall neither limit nor require the acquisition of Common Stock by a Participant in any subsequent Offer Period.

5.           Participation.

(a)    All Employees eligible to participate in the Plan as of the first Enrollment Date of the Plan shall be eligible to make payroll deductions for shares of the Common Stock on the Exercise Date of the first Purchase Period of the initial Offer Period in an amount up to the aggregate Purchase Price for such number of shares of the Common Stock as equals fifty percent (50%) of the Participant's annual salary and one hundred percent (100%) of all bonus and other Compensation that he or she receives during calendar year 2009. Participants shall complete and sign the Subscription Agreement in the form of Exhibit A to this Plan, indicating the amount of payroll deduction and/or direct payment.

(b)    After the initial Offer Period, an eligible Employee may become a Participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan (or such other form (including electronic forms) as determined by the Administrator from time to time) and filing it with the designated payroll office of the Company at least three (3) business days prior to the Enrollment Date for the Offer Period in which such participation will commence, unless a later time for filing the subscription agreement is set by the Administrator for all eligible Employees with respect to a given Offer Period. No direct payment for shares shall be permitted after the initial Offer Period.

(c)    For Offer Periods other than the initial Offer Period, payroll deductions for a Participant shall commence with the first partial or full payroll period beginning on the Enrollment Date and shall end on the last complete payroll period during the Offer Period, unless sooner terminated by the Participant as provided in Section 10.

6.           Payroll Deductions.

(a)    At the time a Participant files a subscription agreement, the Participant shall elect to have payroll deductions made during the Offer Period in amounts between one percent (1%) and not exceeding fifty percent (50%) of the Participant's salary and between one percent (1%) and not exceeding one hundred percent (100%) of all bonuses and other Compensation which the Participant receives during the Offer Period.

(b)    All payroll deductions made for a Participant shall be credited to the Participant's account under the Plan and will be withheld in whole percentages only. A Participant may not make any additional payments into such account.

(c)    A Participant may discontinue participation in the Plan as provided in Section 10, or may increase or decrease the rate of payroll deductions during the Offer Period by completing and filing with the Company a change of status notice in the form of Exhibit B to this Plan (or such other form (including electronic forms) as determined by the Administrator from time to time) authorizing an increase or decrease in the payroll deduction rate. Any increase or decrease in the rate of a Participant's payroll deductions shall be effective with the first full payroll period commencing three (3) business days after the Company's receipt of the change of status notice unless the Company elects to process a given change in participation more quickly. A Participant's subscription agreement (as modified by any change of status notice) shall remain in effect for successive Offer Periods unless terminated as provided in Section 10. The Administrator shall be authorized to limit the number of payroll deduction rate changes during any Offer Period.

(d)    Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) herein, a Participant's payroll deductions shall be decreased to 0%. Payroll deductions shall recommence at the rate provided in such Participant's subscription agreement, as amended, at the time when permitted under Section 423(b)(8) of the Code and Section 3(b) herein, unless such participation is sooner terminated by the Participant as provided in Section 10.

7.           Grant of Option. On the Enrollment Date, each Participant shall be granted an option to purchase (at the applicable Purchase Price) such number of shares of the Common Stock in an amount of aggregate Purchase Price as equals up to fifty percent (50%) of the Participant's salary and one hundred percent (100%) of bonus and other Compensation for the period, subject to adjustment as provided in Section 18 hereof; provided that such option shall be subject to the limitations set forth in Sections 3(b), 6 and 12 hereof, subject to adjustment as provided in Section 18 hereof. Exercise of the option shall occur as provided in Section 8, unless the Participant has withdrawn pursuant to Section 10, and the option, to the extent not exercised, shall expire on the last day of the Offer Period.

8.           Exercise of Option. The Participant's option for the purchase of shares will be exercised automatically on each Exercise Date, by applying the accumulated payroll deductions in the Participant's account to purchase the number of full shares subject to the option by dividing such Participant's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price, provided, however, that if a Participant is eligible to purchase any shares on the first Exercise Date of the initial Offer Period by direct payment, the Participant's option for the purchase of shares will be exercised to the extent possible by applying the direct payment amount made by the Participant to purchase the number of full shares subject to the option by dividing such direct payment amount by the applicable Purchase Price and, provided, further, in no event may the accumulated payroll deductions and direct payment amounts applied to the purchase of shares on the first Exercise Date of the initial Offer Period exceed the amount specified in Section 5(a). No fractional shares will be purchased; any payroll deductions accumulated in a Participant's account which are not sufficient to purchase a full share shall be carried over to the next Purchase Period or Offer Period, whichever applies, or returned to the Participant, if the Participant withdraws from the Plan. Any direct payment amounts which are not sufficient to purchase a full share shall be returned to the Participant. Notwithstanding the foregoing, any amount remaining in a Participant's account or any excess direct payment amount following the purchase of shares on the Exercise Date due to the application of Section 423(b)(8) of the Code or Section 7, above, shall be returned to the Participant and shall not be carried over to the next Offer Period or Purchase Period. During a Participant's lifetime, a Participant's option to purchase shares hereunder is exercisable only by the Participant.

9.           Delivery. Upon receipt of a request from a Participant after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to such Participant, as promptly as practicable, of a certificate representing the shares purchased upon exercise of the Participant's option.

10.        Withdrawal; Termination of Employment.

(a)    A Participant may not withdraw the payroll deductions credited to the Participant's account and not yet used to exercise the Participant's option under the Plan. A participant may at any time terminate future payroll deductions, but allow accumulated payroll deductions to be used to exercise the Participant's option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan (or such other form (including electronic forms) as determined by the Administrator from time to time). Upon termination, no further payroll deductions for the purchase of shares will be made during the Offer Period, all of the Participant's payroll deductions credited to the Participant's account will be applied to the exercise of the Participant's option on the next Exercise Date, and after such Exercise Date, such Participant's option for the Offer Period will be automatically terminated. If a Participant withdraws from an Offer Period, payroll deductions will not resume at the beginning of the succeeding Offer Period unless the Participant delivers to the Company a new subscription agreement.

(b)    Upon termination of a Participant's employment relationship (as described in Section 2(k)), the payroll deductions credited to such Participant's account during the Offer Period but not yet used to exercise the option will be applied to the purchase of Common Stock on the next Exercise Date. In such a case, no further payroll deductions will be credited to the Participant's account following the Participant's termination of employment and the Participant's option under the Plan will be automatically terminated after the purchase of Common Stock on the next scheduled Exercise Date.

11.         Interest. No interest shall accrue on the payroll deductions credited to a Participant's account under the Plan.

12.         Stock.

(a)    Subject to adjustment upon changes in capitalization of the Company as provided in Section 18, the maximum number of shares of Common Stock which shall be made available for sale under the Plan shall be one million five hundred thousand (1,500,000) shares. If the Administrator determines that on a given Exercise Date the number of shares with respect to which options are to be exercised may exceed (x) the number of shares then available for sale under the Plan or (y) the number of shares available for sale under the Plan on the Enrollment Date(s) of one or more of the Offer Periods in which such Exercise Date is to occur, the Administrator may make a pro rata allocation of the shares remaining available for purchase on such Enrollment Dates or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine to be equitable, and shall either continue all Offer Periods then in effect or terminate any one or more Offer Periods then in effect pursuant to Section 19, below.

(b)    A Participant will have no interest or voting right in shares covered by the Participant's option until such shares are actually purchased on the Participant's behalf in accordance with the applicable provisions of the Plan. No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

(c) Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant or in the name of the Participant and his or her spouse.

13.         Administration. The Plan shall be administered by the Administrator which shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Administrator shall, to the full extent permitted by Applicable Law, be final and binding upon all persons.

14.         Designation of Beneficiary.

(a)    Each Participant shall file a written designation of a beneficiary who is to receive any shares and cash, if any, from the Participant's account under the Plan in the event of such Participant's death.

(b)    Such designation of beneficiary may be changed by the Participant (and the Participant's spouse, if any) at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living (or in existence) at the time of such Participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Administrator), the Administrator shall deliver such shares and/or cash to the spouse (or domestic partner, as determined by the Administrator) of the Participant, or if no spouse (or domestic partner) is known to the Administrator, then to the issue of the Participant, such distribution to be made per stirpes (by right of representation), or if no issue are known to the Administrator, then to the heirs at law of the Participant determined in accordance with Section 27.

15.         Transferability. Neither payroll deductions credited to a Participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 14 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Administrator may treat such act as an election to withdraw funds from an Offer Period in accordance with Section 10.

16.         Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions. The funds allocated to a Participant's account shall remain the property of the Participant but may be commingled with the general funds of the Company.

17.         Reports. Individual accounts will be maintained for each Participant in the Plan. Statements of account will be given to Participants at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

18.         Adjustments Upon Changes in Capitalization; Corporate Transactions.

(a)    Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the Reserves, the Purchase Price, the maximum number of shares that may be purchased in any Offer Period or Purchase Period, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, (ii) any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company, or (iii) as the Administrator may determine in its discretion, any other transaction with respect to Common Stock to which Section 424(a) of the Code applies; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive. Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the Reserves and the Purchase Price.

(b)    Corporate Transactions. In the event of a proposed Corporate Transaction, each option under the Plan shall be assumed by such successor corporation or a parent or subsidiary of such successor corporation, unless the Administrator determines, in the exercise of its sole discretion and in lieu of such assumption, to shorten the Offer Period then in progress by setting a new Exercise Date (the "New Exercise Date"). If the Administrator shortens the Offer Period then in progress in lieu of assumption in the event of a Corporate Transaction, the Administrator shall notify each Participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the Participant's option has been changed to the New Exercise Date and that the Participant's option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offer Period as provided in Section 10. For purposes of this Subsection, an option granted under the Plan shall be deemed to be assumed if, in connection with the Corporate Transaction, the option is replaced with a comparable option with respect to shares of capital stock of the successor corporation or Parent thereof. The determination of option comparability shall be made by the Administrator prior to the Corporate Transaction and its determination shall be final, binding and conclusive on all persons.

19.           Amendment or Termination.

(a)    The Administrator may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18, no such termination can affect options previously granted, provided that the Plan or any one or more Offer Periods may be terminated by the Administrator on any Exercise Date or by the Administrator establishing a new Exercise Date with respect to any Offer Period and/or any Purchase Period then in progress if the Administrator determines that the termination of the Plan or such one ore more Offer Periods is in the best interests of the Company and its stockholders. Except as provided in Section 18 and this Section 19, no amendment may make any change in any option theretofore granted which adversely affects the rights of any Participant without the consent of affected Participants. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other Applicable Law), the Company shall obtain stockholder approval in such a manner and to such a degree as required.

(b)    Without stockholder consent and without regard to whether any Participant rights may be considered to have been "adversely affected," the Administrator shall be entitled to limit the frequency and/or number of changes in the amount withheld during Offer Periods, change the length of Purchase Periods within any Offer Period, determine the length of any future Offer Period, determine whether future Offer Periods shall be consecutive or overlapping, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant's Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable and which are consistent with the Plan.

20.           Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Administrator at the location, or by the person, designated by the Administrator for the receipt thereof.

21.           Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an option, the Company may require the Participant to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned Applicable Laws.

22.           Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It shall continue in effect for a term of seven (7) years unless sooner terminated under Section 19.

23.           Stockholder Approval. Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws.

24.           No Employment Rights. The Plan does not, directly or indirectly, create any right for the benefit of any employee or class of employees to purchase any shares under the Plan, or create in any employee or class of employees any right with respect to continuation of employment by the Company or a Designated Parent or Subsidiary, and it shall not be deemed to interfere in any way with such employer's right to terminate, or otherwise modify, an employee's employment at any time.

25.           No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or a Designated Parent or Subsidiary, participation in the Plan shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Designated Parent or Subsidiary, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a "Retirement Plan" or "Welfare Plan" under the Employee Retirement Income Security Act of 1974, as amended.

26.           Effect of Plan. The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each Participant, including, without limitation, such Participant's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Participant.

27.           Governing Law. The Plan is to be construed in accordance with and governed by the internal laws of the State of Delaware without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Delaware to the rights and duties of the parties, except to the extent the internal laws of the State of Delaware are superseded by the laws of the United States. Should any provision of the Plan be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

28.           Dispute Resolution. The provisions of this Section 28 (and as restated in the Subscription Agreement) shall be the exclusive means of resolving disputes arising out of or relating to the Plan. The Company and the Participant, or their respective successors (the "parties"), shall attempt in good faith to resolve any disputes arising out of or relating to the Plan by negotiation between individuals who have authority to settle the controversy. Negotiations shall be commenced by either party by notice of a written statement of the party's position and the name and title of the individual who will represent the party. Within thirty (30) days of the written notification, the parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to resolve the dispute. If the dispute has not been resolved by negotiation, the parties agree that any suit, action, or proceeding arising out of or relating to the Plan shall be brought in the United States District Court for the District of New Jersey (or should such court lack jurisdiction to hear such action, suit or proceeding, in a New Jersey state court in Passaic County) and that the parties shall submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. THE PARTIES ALSO EXPRESSLY WAIVE ANY RIGHT THEY HAVE OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION OR PROCEEDING. If any one or more provisions of this Section 28 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

29.           Additional Restrictions of Rule 16b-3. The terms and conditions of options granted hereunder to, and the purchase of share of Common Stock by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

Exhibit A
MDU Communications International, Inc.–2009 Employee Stock Purchase Plan
SUBSCRIPTION AGREEMENT
Effective with the Offer Period beginning on:  _________ __, 20__

1.	Personal Information.

Legal Name (Please Print):	Daytime Telephone:

Street Address:	Home Telephone:

City, State, Country, Zip/Postal:

Social Security No.:

2.
Eligibility. Any Employee whose customary employment is more than 20 hours per week and more than 5 months per calendar year, who has been an Employee for more than 6 consecutive calendar months and who does not hold (directly or indirectly) five percent (5%) or more of the combined voting power of the Company, a parent or a subsidiary, whether in stock or options to acquire stock is eligible to participate in the MDU Communications International, Inc. 2001 Employee Stock Purchase Plan (the "ESPP"); provided, however, that Employees who are subject to the rules or laws of a foreign jurisdiction that prohibit or make impractical the participation of such Employees in the ESPP are not eligible to participate.

3.	Definitions. Each capitalized term in this Subscription Agreement shall have the meaning set forth in the ESPP.

4.
Subscription. I hereby elect to participate in the ESPP and subscribe to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the ESPP. I have received a complete copy of the ESPP and a prospectus describing the ESPP and understand that my participation in the ESPP is in all respects subject to the terms of the ESPP. The effectiveness of this Subscription Agreement is dependent on my eligibility to participate in the ESPP.

5.
Payroll Deduction Authorization. I hereby authorize payroll deductions from my Compensation during the Offer Period in the percentage specified below (payroll reductions may not exceed 50% of salary and 100% of bonus and other Compensation, subject to the overall limitation of no more than $25,000 per calendar year):

Percentage of Salary to be Deducted:	%
Percentage of Bonus and other Compensation:	%

6.
ESPP Accounts and Purchase Price. I understand that all payroll deductions will be credited to my account under the ESPP. No additional payments may be made to my account. No interest will be credited on funds held in the account at any time including any refund of the account caused by withdrawal from the ESPP. All payroll deductions shall be accumulated for the purchase of Company Common Stock at the applicable Purchase Price determined in accordance with the ESPP.

7.
Withdrawal and Changes in Payroll Deduction. I understand that I may discontinue my participation in the ESPP at any time prior to an Exercise Date as provided in Section 10 of the ESPP, any accumulated payroll deductions will be applied automatically to purchase Company Common Stock. I may increase or decrease the rate of my payroll deductions in whole percentage increments to not less than one percent (1%) on one occasion during any Purchase Period by completing and timely filing a Change of Status Notice. Any increase or decrease will be effective for the full payroll period occurring after three (3) business days from the Company's receipt of the Change of Status Notice.

8.	Perpetual Subscription. I understand that this Subscription Agreement shall remain in effect for successive Offer Periods until I withdraw from participation in the ESPP, or termination of the ESPP.

9.
Taxes. I have reviewed the ESPP prospectus discussion of the federal tax consequences of participation in the ESPP and consulted with tax consultants as I deemed advisable prior to my participation in the ESPP. I hereby agree to notify the Company in writing within fifteen (15) days of any disposition (transfer or sale) of any shares purchased under the ESPP if such disposition occurs within two (2) years of the Enrollment Date (the first day of the Offer Period during which the shares were purchased) or within one (1) year of the Exercise Date (the date I purchased such shares), and I will make adequate provision to the Company for foreign, federal, state or other tax withholding obligations, if any, which arise upon the disposition of the shares. In addition, the Company may withhold from my Compensation any amount necessary to meet applicable tax withholding obligations incident to my participation in the ESPP, including any withholding necessary to make available to the Company any tax deductions or benefits contingent on such withholding.

10.
Dispute Resolution. The provisions of this Section 10 and Section 28 of the ESPP shall be the exclusive means of resolving disputes arising out of or relating to the Plan. The Company and I, or our respective successors (the "parties"), shall attempt in good faith to resolve any disputes arising out of or relating to the Plan by negotiation between individuals who have authority to settle the controversy. Negotiations shall be commenced by either party by notice of a written statement of the party's position and the name and title of the individual who will represent the party. Within thirty (30) days of the written notification, the parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to resolve the dispute. If the dispute has not been resolved by negotiation, the Company and I agree that any suit, action, or proceeding arising out of or relating to the Plan shall be brought in the United States District Court for the District of New Jersey (or should such court lack jurisdiction to hear such action, suit or proceeding, in a New Jersey state court in Passaic County) and that we shall submit to the jurisdiction of such court. The Company and I irrevocably waive, to the fullest extent permitted by law, any objection we may have to the laying of venue for any such suit, action or proceeding brought in such court. THE COMPANY AND I ALSO EXPRESSLY WAIVE ANY RIGHT WE HAVE OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION OR PROCEEDING. If any one or more provisions of this Section 10 or Section 28 of the ESPP shall for any reason be held invalid or unenforceable, it is the specific intent of the Company and I that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

11.	Designation of Beneficiary. In the event of my death, I hereby designate the following person or trust as my beneficiary to receive all payments and shares due to me under the ESPP:

Beneficiary (please print):

Relationship to Beneficiary (if any):

Street Address of Beneficiary:

City, State, Country, Zip/Postal:

Social Security Number of Beneficiary:

12.
Termination of ESPP. I understand that the Company has the right, exercisable in its sole discretion, to amend or terminate the ESPP at any time, and a termination may be effective as early as an Exercise Date, including the establishment of an alternative date for an Exercise Date within each outstanding Offer Period.

Date:	Employee Signature:

Exhibit B
MDU Communications International, Inc.–2009 Employee Stock Purchase Plan
CHANGE OF STATUS NOTICE

Participant Name (Please Print):

Social Security Number:

☐	Withdrawal and Purchase of Common Stock:

I hereby withdraw from the MDU Communications International, Inc. 2001 Employee Stock Purchase Plan (the "ESPP") and agree that my option and payroll deduction under the applicable Offer Period will be automatically terminated and all accumulated payroll deductions credited to my account will be applied to the purchase of Common Stock. No further payroll deductions will be made for the purchase of shares in the applicable Offer Period and I shall be eligible to participate in a future Offer Period only by timely delivery to the Company of a new Subscription Agreement.

☐	Change in Payroll Deduction:
I hereby elect to change my rate of payroll deduction under the ESPP as follows:

Percentage of Salary to be Deducted:	%
Percentage of Bonus and other Compensation to be Deducted:	%

An increase or a decrease in payroll deduction will be effective for the first full payroll period commencing no fewer than three (3) business days following the Company's receipt of this notice, unless this change is processed more quickly.

☐	Change of Beneficiary: ☐ I am single ☐ I am married

This change of beneficiary shall terminate my previous beneficiary designation under the ESPP. In the event of my death, I hereby designate the following person or trust as my beneficiary to receive all payments and shares due to me under the ESPP:

New Beneficiary (please print):

Relationship to Beneficiary (if any):

Street Address of Beneficiary:

City, State, Country, Zip/Postal:

Social Security Number of Beneficiary:

Date:	Employee Signature: